Rule 497(e)

Registration Nos. 333-176976 and 811-22245

First Trust Exchange-Traded Fund III

(the “Trust”)

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF

(the “Fund”)

Supplement to the Fund’s Prospectus
DATED MARCH 1, 2024

September 20, 2024

Notwithstanding anything to the contrary in the Fund’s Prospectus, Stonebridge Advisors LLC, the Fund’s sub-advisor, expects the minimum percentage of exchange-listed securities held by the Fund will decrease from 25% of the Fund’s net assets to 15% of the Fund’s net assets.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE